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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in this Registration
Statement on Form S-8 of our report dated February 12, 2002, except for Note 12, which is as of March 22, 2002 relating to the financial statements of Equinix, Inc., which appears in Equinix Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001.


/s/ PriceWaterhouseCoopers LLP
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San Jose, California
March 27, 2002